UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): January 4, 2006

                        MainSource Financial Group, Inc.
             (Exact name of registrant as specified in its charter)


      Indiana                           0-12422                35-1562245
State or Other Jurisdiction of      Commission File No.      I.R.S. Employer
Incorporation or Organization                             Identification Number



                               201 North Broadway
                            Greensburg, Indiana 47240
                    (Address of principal executive offices)

                                 (812) 663-0157
                             (Registrant's Telephone
                                     Number,
                              Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers

On January 4, 2006, MainSource Financial Group, Inc. (the "Company") issued a press release announcing the appointment of James M. Anderson as Chief Financial Officer of the Company, effective as of the same date. Mr. Anderson, age 34, has been with the Company for five (5) years, most recently serving as Administrative Vice President and Principal Accounting Officer. Mr. Anderson also served the Company as its Corporate Controller until June 2003. Prior to joining the Company, Mr. Anderson was employed as a Financial Analyst for Hill-Rom Company, Inc. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is being furnished pursuant to this Item
5.02 as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

    (c) The following exhibit is furnished with this report:

         Exhibit No.       Description

         99.1 MainSource Financial Group, Inc.'s press release dated January 4, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    MAINSOURCE FINANCIAL GROUP, INC.

Date:    January 4, 2006            By:  /s/ James L. Saner, Sr.
                                         -----------------------
                                         James L. Saner, Sr.
                                         President and Chief Executive Officer